EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of CABG Medical, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Manuel A Villafaña, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: May 9, 2005

/s/ Manuel A. Villafana

Manuel A. Villafaña
Chief Executive Officer